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                                                                    EXHIBIT 23.4

                        CONSENT OF MILLER AND LENTS, LTD.


         We consent to the incorporation by reference in this Registration Statement of Devon Energy Corporation on Form S-8 the reference to our review performed for Ocean Energy, Inc. as of December 31, 2002, 2001 and 2000, which appears in Devon Energy Corporation's current report on Form 8-K, filed with the Securities Exchange Commission on April 25, 2003.





                                        MILLER AND LENTS, LTD.

                                        By:  /s/ GREGORY W. ARMES
                                             ----------------------------------
                                             Gregory W. Armes
                                             Senior Vice-President

April 30, 2003